UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 19, 2012

DOMINION RESOURCES BLACK WARRIOR TRUST

(Exact name of Registrant as specified in its charter)

Delaware	1-11335	75-6461716
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

U.S. Trust, Bank of America Private Wealth Management 901 Main Street, 17th Floor Dallas, Texas		75202
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (214) 209-2400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results Of Operations And Financial Condition.

On November 19, 2012, the Registrant issued a press release announcing its quarterly cash distribution to unitholders of record on November 29, 2012, payable on December 7, 2012. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

This Current Report on Form 8-K is being furnished pursuant to Item 2.02, Results of Operations and Financial Condition and Item 8.01, Other Events. The information furnished is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

d.	Exhibits

99.1	Press Release dated November 19, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DOMINION RESOURCES BLACK WARRIOR TRUST

By:	BANK OF AMERICA, N.A., TRUSTEE

	By:	/s/ Ron E. Hooper
Ron E. Hooper
Senior Vice President

Date: November 19, 2012

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated November 19, 2012